Summary Prospectus dated March 1, 2014

Eaton Vance Floating-Rate & High Income Fund

Class /Ticker     Advisers / EAFHX     A / EVFHX     B / EBFHX     C / ECFHX     I / EIFHX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2014, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to http://www.eatonvance.com/funddocuments, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund’s investment objective is to provide a high level of current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $100,000 in Eaton Vance funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 26 of the Fund's Prospectus and page 22 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Advisers Class	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)	None	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Advisers Class	Class A	Class B	Class C	Class I
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	n/a
Other Expenses	0.15%	0.15%	0.15%	0.15%	0.15%
Acquired Fund Fees and Expenses(1)	0.52%	0.52%	0.52%	0.52%	0.52%
Total Annual Fund Operating Expenses	1.07%	1.07%	1.82%	1.82%	0.82%

(1)

Reflects the Fund’s allocable share of the advisory fee and other expenses of the Portfolios in which it invests.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Advisers Class shares	$ 109	$ 340	$ 590	$ 1,306	$ 109	$ 340	$ 590	$ 1,306
Class A shares	$ 332	$ 558	$ 802	$ 1,501	$ 332	$ 558	$ 802	$ 1,501
Class B shares	$ 685	$ 973	$ 1,185	$ 1,940	$ 185	$ 573	$ 985	$ 1,940
Class C shares	$ 285	$ 573	$ 985	$ 2,137	$ 185	$ 573	$ 985	$ 2,137
Class I shares	$ 84	$ 262	$ 455	$ 1,014	$ 84	$ 262	$ 455	$ 1,014

Portfolio Turnover

The Fund and the Portfolios in which it invests (see below) pay transaction costs, such as commissions, when they buy and sell securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its total assets in a combination of income producing floating rate loans and other floating rate debt securities and high yield corporate bonds.  The Fund may not invest more than 20% of its total assets in unsecured high yield corporate bonds.  The Fund invests primarily in senior floating rate loans of domestic and foreign borrowers (“Senior Loans”) and secondarily in high yield, high risk corporate bonds (commonly referred to as “junk bonds”).  High yield corporate bonds are, and Senior Loans typically are, of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics.

The Fund may invest up to 25% of its total assets in foreign Senior Loans, which must be denominated in U.S. dollars, Euros, British pounds, Swiss francs, Canadian dollars, or Australian dollars, and foreign and emerging market securities, which are predominately U.S. dollar denominated.  The Fund may also purchase: other floating rate debt securities; fixed income debt securities; preferred stocks (many of which have fixed maturities); convertible securities; subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”); and money market instruments.

The Fund may engage in derivative transactions (such as futures contracts and options thereon, interest rate and credit default swaps, credit linked notes, foreign currency exchange contracts and other currency hedging strategies) to seek return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.  The Fund may enter into interest rate swaps for risk management purposes only.

Preservation of capital is considered when consistent with the Fund’s investment objective.  The Fund currently seeks its investment objective by investing at least 65% of total assets in Floating Rate Portfolio and not more than 20% of total assets in High Income Opportunities Portfolio, separate registered investment companies managed by Eaton Vance Management or its affiliate.

To determine the allocation of the Fund’s assets between the two Portfolios, the portfolio managers of the Portfolios meet periodically and agree upon an appropriate allocation that is consistent with the Fund’s investment objective and policies and takes into consideration market and other factors.  The Fund’s Board of Trustees intends to submit any material change to the Fund’s investment objective to its shareholders for approval.

The Fund also is authorized to invest in high yield corporate bonds through Boston Income Portfolio and Short Duration High Income Portfolio, separate investment companies managed by Eaton Vance Management or its affiliate with principal investment strategies and risks similar to those of High Income Opportunities Portfolio.

The Fund is not appropriate for investors who cannot assume the greater risk of capital depreciation or loss inherent in seeking higher yields.

Principal Risks

Market Risk.  Economic and other events (whether real or perceived) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted.  Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand.  At other times, the demand for such instruments may exceed the supply in the market.  An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, wider trading spreads and a lack of price transparency in the market.  No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.  Fixed income markets have recently experienced a period of relatively high volatility. If the Federal Reserve continues to taper or reverse its quantitative easing stimulus program and/or increases interest rates, fixed income markets could experience continuing high volatility, which could negatively impact the Fund’s performance.

Credit Risk.  Investments in debt obligations are subject to the risk of non-payment of scheduled principal and interest.  Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of a debt obligation also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of loans or other income investments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes.  Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security.  In the event of bankruptcy of the issuer of loans or other income investments, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or

Eaton Vance Floating-Rate & High Income Fund

Summary Prospectus dated March 1, 2014

similar counsel.  This may increase the Fund’s operating expenses and adversely affect net asset value. Due to their lower place in the borrower’s capital structure, Junior Loans may involve a higher degree of overall risk than Senior Loans of the same borrower.

Risk of Lower Rated Investments.  Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers.  Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments.  An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs.  Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Interest Rate Risk.  In general, the value of income securities will fluctuate based on changes in interest rates.  The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Generally, securities with longer durations are more sensitive to changes in interest rates than shorter duration securities. The impact of interest rate changes on the value of floating rate investments is typically reduced by periodic interest rate resets.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may extend.  In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Foreign and Emerging Market Investment Risk. Because the Fund can invest a portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad.  In emerging or less developed countries, these risks can be more significant.  Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries.  As a result, Fund share values may be more volatile than if the Fund invested only in developed markets.  Emerging market countries may have relatively unstable governments and economies.  Emerging market investments often are subject to speculative trading, which typically contributes to volatility.  Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. The value of investments denominated in foreign currencies can be adversely affected by changes in foreign currency exchange rates.

Derivatives Risk.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund.  When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market, thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events.  Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment.

Risks Associated with Active Management.  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies to achieve the Fund’s investment objective.  Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks.  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets may change as Fund assets increase and decrease, and Annual Fund Operating Expenses may differ in the future.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations could have an adverse affect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.

Eaton Vance Floating-Rate & High Income Fund

Summary Prospectus dated March 1, 2014

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2013, the highest quarterly total return for Class A was 19.51% for the quarter ended June 30, 2009, and the lowest quarterly return was –24.74% for the quarter ended December 31, 2008.  For the 30 days ended October 31, 2013, the SEC yield for Advisers Class shares was 3.31%, for Class A shares was 3.23%, for Class B shares was 2.55%, for Class C shares was 2.56% and for Class I shares was 3.55%.  For current yield information, call 1-800-262-1122.

Average Annual Total Return as of December 31, 2013	One Year	Five Years	Ten Years
Advisers Class Return Before Taxes	5.09%	13.92%	4.61%
Class A Return Before Taxes	2.65%	13.40%	4.37%
Class A Return After Taxes on Distributions	0.86%	11.48%	2.50%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	1.48%	9.91%	2.65%
Class B Return Before Taxes	-0.81%	12.83%	3.83%
Class C Return Before Taxes	3.20%	13.08%	3.84%
Class I Return Before Taxes	5.23%	14.20%	4.87%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	5.29%	14.37%	5.26%

These returns reflect the maximum sales charge for Class A (2.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Portfolio Managers

Scott H. Page, Vice President of BMR, has co-managed Floating Rate Portfolio since 2000.

Craig P. Russ, Vice President of BMR, has co-managed Floating Rate Portfolio since 2007.

Michael W. Weilheimer, Vice President of BMR, has either managed or co-managed High Income Opportunities Portfolio since 1996, Boston Income Portfolio since 2001 and Short Duration High Income Portfolio since its inception in 2012.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122.  The minimum initial purchase or exchange into the Fund is $1,000 for each Class (with the exception of Class I) and $250,000 for Class I (waived in certain circumstances).  There is no minimum for subsequent investments.

Eaton Vance Floating-Rate & High Income Fund

Summary Prospectus dated March 1, 2014

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Eaton Vance Floating-Rate & High Income Fund

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Summary Prospectus dated March 1, 2014